CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Oct. 31, 2015	Jan. 31, 2015	Jan. 31, 2014
Debt Instrument, Unamortized Discount	$ 22,492	$ 41,928	$ 34,584
Common Stock, Par Value Per Share	$ 0.00001	$ 0.00001	$ 0.00001
Common Stock, Shares Authorized	6,250,000,000	1,250,000,000	1,250,000,000
Common Stock, Shares, Issued	1,498,470,660	920,001,430	830,236,231
Common Stock, Shares, Outstanding	1,498,470,660	920,001,430	830,236,231